GOLDMAN SACHS TRUST

Goldman Sachs Real Estate Securities and Global Infrastructure Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Real Estate Securities Fund

(the “Fund”)

Supplement dated May 23, 2024 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2024

Effective July 15, 2024 (the “Effective Date”), Timothy Ryan will no longer serve as a portfolio manager for the Fund. Kristin Kuney and Abhinav Zutshi will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Ryan in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

RESSUMSTK 05-24